                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) -- April 16, 2007
                                                          ---------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

   Pennsylvania                   0-15536                        23-2428543
   ------------                   -------                        ----------
   (State or other                (Commission File               (IRS Employer
   jurisdiction of                Number)                        Number)
   of incorporation)

         105 Leader Heights Road
         P.O. Box 2887
         York, Pennsylvania                                      17405-2887
         ------------------                                      ----------
         (Address of principal executive offices)                (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


ITEM 8.01 OTHER EVENTS

      On April 16, 2007, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a press release, attached as Exhibit 99.1, announcing (i) the declaration of a regular quarterly cash dividend of $.135 per share and a 5% stock dividend and (ii) the early adoption of Statements of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" and No. 157, "Fair Value Measurement" pertaining to a $5 million Federal Home Loan Bank advance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      No.    Description
      ---    -----------
      99.1   Press release of Codorus Valley Bancorp, Inc., dated April 16,
             2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Codorus Valley Bancorp, Inc.
                                               (Registrant)



Date:  April 16, 2007                    /s/ Larry J. Miller
---------------------                    -------------------
                                         Larry J. Miller
                                         President and Chief
                                         Executive Officer
                                         (Principal Executive Officer)


                                  EXHIBIT INDEX

Exhibit
-------
   99.1    Press release of Codorus Valley Bancorp, Inc., dated April 16, 2007.